UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2012

Cavco Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-08822	56-2405642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 North Central Avenue, Suite 800, Phoenix, Arizona 85004

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (602) 256-6263

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 2, 2012, Cavco Industries, Inc., a Delaware corporation (the “Corporation”), announced financial results for its fiscal third quarter and nine months ended December 31, 2011. A copy of the Corporation’s press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated in this Item 2.02 by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release dated February 2, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVCO INDUSTRIES, INC.

By:	/s/ Daniel L. Urness
Name: Daniel L. Urness
Title: Chief Financial Officer

Date: February 2, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 2, 2012